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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                           MICHAEL BAKER CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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--------------------------------------------------------------------------------

                           MICHAEL BAKER CORPORATION
                             AIRSIDE BUSINESS PARK
                               100 AIRSIDE DRIVE
                            MOON TOWNSHIP, PA 15108

                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

DEAR SHAREHOLDER:

     We invite you to attend the annual meeting of shareholders of Michael Baker Corporation, on April 21, 2005, at 10:00 a.m. in Pittsburgh, Pennsylvania.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items we will vote on at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

     Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card(s) in the enclosed envelope, or you may vote over the internet or by telephone by following the instructions found on the proxy card(s), so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. Mailing your proxy(s) or voting over the internet or by telephone does not affect your right to vote in person if you attend the annual meeting.

                                                         Sincerely yours,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

March 24, 2005

                         NOTICE OF 2005 ANNUAL MEETING

                              DATE, TIME AND PLACE

     - April 21, 2005

     - 10:00 a.m.

     - Crowne Plaza Hotel
      Pittsburgh International Airport
      1160 Thorn Run Road
      Coraopolis, PA 15108
      (412) 262-2400

                                    PURPOSE

     - Elect nine directors to serve for a one year term

     - Conduct other business if properly raised

                                   PROCEDURES

     - Please complete the enclosed proxy card(s) requested by the Board.

     - Only shareholders of record on March 17, 2005 receive notice of and may vote at the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD(S) PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

                                                        H. JAMES MCKNIGHT
                                                            Secretary

March 24, 2005

                                    CONTENTS

GENERAL.....................................................     1
  Who May Vote..............................................     1
  How to Vote...............................................     1
  How a Proxy Works.........................................     1
  Changing Your Vote........................................     1
  Common Stock Outstanding..................................     1
  Quorum and Voting Information.............................     1
COMMON STOCK OWNERSHIP......................................     2
  Director and Executive Officer Stock Ownership............     2
  Owners of More than 5%....................................     3
  Section 16(a) Beneficial Ownership Reporting..............     3
PROPOSAL 1 -- ELECT DIRECTORS...............................     4
  Director Nominees.........................................     4
  Directors' Compensation...................................     5
  The Board and Committees..................................     5
  The Executive Committee...................................     6
  The Audit Committee.......................................     6
  The Audit Committee Report................................     6
  The Compensation Committee................................     7
  Compensation Committee Interlocks and Insider
     Participants...........................................     7
  The Compensation Committee Report.........................     7
  The Governance and Nominating Committee...................     9
  The Health, Safety, Environmental and Compliance
     Committee..............................................    10
  Summary Compensation Table................................    11
  2004 Aggregate Option Exercises and Year-End Option
     Values.................................................    12
  2004 Long-Term Incentive Plan Awards......................    12
  Equity Compensation Plan Information......................    13
  Employment Continuation Agreements........................    13
  Related Party Transactions................................    13
  Stock Performance Graph...................................    14
OTHER INFORMATION...........................................    15
  Other Business............................................    15
  Independent Registered Public Accounting Firm.............    15
  Audit Fees................................................    15
  Audit Committee Pre-Approval Policies and Procedures......    15
  Code of Ethics for Senior Financial Officers..............    16
  Expenses of Solicitation..................................    16
  Shareholder Proposals for Next Year.......................    16

                                    GENERAL

     We have sent you this booklet and proxy on or about March 24, 2005 because the Board of Directors of Michael Baker Corporation is soliciting your proxy to vote at the Company's 2005 annual meeting of shareholders.

WHO MAY VOTE

     Shareholders of Michael Baker Corporation as reflected in our stock records at the close of business on March 17, 2005 may vote. You have one vote for each share of Michael Baker Corporation common stock you own. You have cumulative voting rights in the election of directors. Cumulative voting entitles you to that number of votes in the election of directors equal to the number of shares you hold of record multiplied by the total number of directors to be elected, and to cast the whole number of your votes for one nominee or distribute them among any two or more nominees as you choose. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The nine nominees receiving the highest number of affirmative votes cast at the annual meeting by the holders of common stock voting in person or by proxy, a quorum being present, will be elected as directors.

HOW TO VOTE

     You may vote in person at the meeting or by proxy. Shareholders of record have a choice of voting by proxy over the internet, by telephone, or by using a traditional proxy card. If you hold shares through someone else such as a stockbroker, you may get material from them asking how you want to vote. Please check your proxy card or the information forwarded by your bank, stockbroker or other holder of record to see which options are available to you. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW A PROXY WORKS

     Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you give us a proxy, but do not make any selections, your shares will be voted in favor of our director candidates.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

CHANGING YOUR VOTE

     You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying our Secretary in writing.

COMMON STOCK OUTSTANDING

     As of the close of business on March 17, 2005, there were 8,538,916 shares of Michael Baker Corporation common stock issued and outstanding.

QUORUM AND VOTING INFORMATION

     In order to conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card, vote over the internet or vote by telephone.

     If a quorum is present at the meeting, votes with respect to the election of directors will be counted as discussed above. Approval of any other matter that properly comes before the Board requires the favorable vote of the holders of shares representing the majority of the votes cast at the annual meeting (in person or by proxy) unless the matter requires more than a majority vote under statute or our bylaws. Under Pennsylvania law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, but will be counted in determining the presence of a quorum.

                             COMMON STOCK OWNERSHIP

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

     Under the proxy rules of the Securities and Exchange Commission a person beneficially owns Michael Baker Corporation common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows how much Michael Baker Corporation common stock is beneficially owned as of March 17, 2005 by directors, nominees for director, the chief executive officer, the four other highest paid executive officers in 2004 and all directors and executive officers as a group. Each person has sole voting power and sole dispositive power unless indicated otherwise.

                                                   SHARES              PERCENT
              EXECUTIVE OFFICER                OWNED(1)(2)(3)          OF CLASS
              -----------------                --------------          --------
Donald P. Fusilli, Jr. ......................     166,443                2.0%
William P. Mooney............................      21,262                  *
H. James McKnight............................       6,371                  *
Richard W. Giffhorn..........................       3,245                  *
Bradley L. Mallory...........................       1,679                  *

                                                 SHARES             PERCENT
        NON-EMPLOYEE DIRECTOR/NOMINEE          OWNED(2)(3)          OF CLASS
        -----------------------------          -----------          --------
Robert N. Bontempo...........................     18,000                *
Nicholas P. Constantakis.....................     23,500                *
William J. Copeland..........................     21,800                *
Roy V. Gavert, Jr............................     19,500                *
Thomas D. Larson.............................     11,255                *
John E. Murray, Jr...........................     18,000                *
Richard L. Shaw..............................     26,705(4)             *
Directors and Executive Officers as a Group
  (18 persons)...............................    436,194(1)           5.1%
                                                 =======              ===

---------------

* Less than 1%

(1) Includes the number of shares of common stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli 28,340 shares, Mr. McKnight 25 shares, Mr. Giffhorn 1,949 shares, Mr. Mallory 383 shares and directors and officers as a group 61,568 shares. ESOP holdings have been rounded to the nearest full share.

(2) Includes options that are exercisable on or within 60 days of March 17, 2005 as follows: Dr. Bontempo 12,000 shares, Mr. Constantakis 9,000 shares, Mr. Copeland 13,000 shares, Mr. Fusilli 132,919 shares, Mr. Gavert 11,000 shares, Dr. Larson 7,000 shares, Mr. McKnight 4,824 shares, Mr. Mooney 19,708 shares, Dr. Murray 12,000 shares, Mr. Shaw 12,000 shares, and all directors and officers as a group 295,094 shares.

(3) Includes restricted stock in which the Directors do not have dispositive power until restrictions lift as follows: Dr. Bontempo 2,000 shares, Mr. Constantakis 2,000 shares, Mr. Copeland 2,000 shares, Mr. Gavert 2,000 shares, Dr. Larson 2,000 shares, Dr. Murray 2,000 shares, Mr. Shaw 2,000 shares. Includes restricted stock from 2003 Long-Term Incentive Compensation Plan payout on March 15, 2005 in which the holders do not have dispositive power until restrictions lift as follows: Mr. Fusilli 2,592 shares, Mr. Mooney 777 shares, Mr. McKnight 761 shares, Mr. Giffhorn 648 shares, Mr. Mallory 648 shares.

(4) Includes 3,000 shares gifted to Mr. Shaw's spouse for which Mr. Shaw disclaims beneficial ownership.

OWNERS OF MORE THAN 5%

     The following table shows shareholders who are known to the Company to be a beneficial owner of more than 5% of Michael Baker Corporation's common stock as of December 31, 2004.

                                                  SHARES OF             PERCENT
    NAME AND ADDRESS OF BENEFICIAL OWNER       COMMON STOCK(1)          OF CLASS
    ------------------------------------       ---------------          --------
Michael Baker Corporation                         2,223,623(2)           26.10%
Employee Stock Ownership Plan
  Michael Baker Corporation
  Airside Business Park,
  100 Airside Drive
  Moon Township, PA 12108
Jeffrey Gendell                                     823,300(3)            9.77%
  55 Railroad Avenue, 3rd Floor
  Greenwich, Connecticut 06830
Wellington Management Company, LLP                  497,000(4)           5.899%
  75 State Street
  Boston, MA 02109
Dalton, Greiner, Hartman, Maher & Co                425,900(5)            5.06%
  565 Fifth Avenue, Suite 2101
  New York, NY 10017

---------------

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite such person's name.

(2) The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given. In the case of a tender offer, allocated shares for which no instructions are given are not voted or tendered, and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given.

(3) According to the Schedule 13G filed February 3, 2005, Mr. Gendell is a managing member of Tontine Management, LLC, which beneficially owns, as general partner of Tontine Partners, LP, 360,845 shares, Tontine Capital Management, LLC, which beneficially owns, as general partner of Tontine Capital Partners, LP, 61,300 shares, and Tontine Overseas Associates, LLC, which beneficially owns 401,155 shares, and in that capacity directs their operations. Accordingly, he shares both dispositive and voting power with respect to the 823,300 shares.

(4) According to the Schedule 13G filed February 14, 2005, Wellington Management Company shares voting and dispositive power with respect to the 497,000 shares in its capacity as an investment advisor.

(5) According to the Schedule 13G filed February 14, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Michael Baker Corporation stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors and executive officers' representations, we believe all directors and executive officers complied with the requirements in 2004.

                         PROPOSAL 1 -- ELECT DIRECTORS

     Nine directors have been nominated for a one-year term expiring on the date of the next annual meeting of shareholders or until their respective successors have been elected and qualified. The nominations were made by the Governance and Nominating Committee of the Board and approved by the Board.

     Your proxy will be voted FOR the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the Board names one.

     THE BOARD RECOMMENDS YOU VOTE "FOR" EACH OF THE FOLLOWING CANDIDATES.

DIRECTOR NOMINEES

     The following table sets forth certain information regarding the nominees as of March 17, 2005. All of the nominees, with the exception of Pamela S. Pierce, were elected directors by the Company's shareholders at the 2004 Annual Meeting. Ms. Pierce previously served as a director from December 14, 2000 until September 17, 2002. Ms. Pierce was appointed to the Board in February 2005 upon nomination by the Governance and Nominating Committee. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

Robert N. Bontempo                     Professor at Columbia University School of Business since
Age 45                                 July 1994. Formerly: Assistant Professor of International
Director since 1997                    Business at Columbia University Graduate School of Business
                                       from July 1989 to July 1994.

Nicholas P. Constantakis               Retired. Formerly: Partner, Andersen Worldwide SC
Age 65                                 (independent public accountants and consultants) from June
Director since 1999                    1961 to August 1997. Holds numerous investment company
                                       directorships in the Federated Fund Complex and is Chairman of the Audit Committee of the Funds as of February 2005.

William J. Copeland                    Retired. Formerly: Chairman of the Board of the Company;
Age 86                                 Vice Chairman of the Board of PNC Financial Corp. and
Director since 1983                    Pittsburgh National Bank.

Donald P. Fusilli, Jr.                 President and Chief Executive Officer of the Company since
Age 53                                 April 2001. Formerly: President and Chief Operating Officer
Director since 2001                    from May 2000 to 2001; President Baker Energy until 2000;
                                       Executive Vice President -- Energy since 1994; other
                                       positions with the Company since 1973. Director RTI
                                       International Metals, Inc.

Roy V. Gavert, Jr.                     Chairman of Horton Company (manufacturer of valves for
Age 71                                 household appliances) since August 1989. Formerly: President
Director since 1988                    and Chief Executive Officer of Kiplivit North America, Inc.
                                       (manufacturing) since September 1995; Chairman of World
                                       Class Processing, Inc. (manufacturing); retired Executive
                                       Vice President, Westinghouse Electric Corporation. Director
                                       Fincom, Inc.; Trustee Bucknell University.

Thomas D. Larson                       Self employed (consultant). Formerly: Administrator, United
Age 76                                 States Federal Highway Administration until January 2002;
Director since 1993                    Director, The Pennsylvania State University.

John E. Murray, Jr.                    Chancellor Duquesne University since 2001; Professor of Law
Age 72                                 of Duquesne University since prior to 1995. Formerly:
Director since 1997                    President of Duquesne University since prior to 1995 until
                                       2001. Holds numerous investment company directorships in the
                                       Federated Fund Complex.

Pamela S. Pierce                       Self employed (consultant). Formerly: President of Huber
Age 50                                 Energy until July 2004; President and Chief Executive
Director since 2005                    Officer of Mirant Americas Energy Capital and Production
                                       Company from September 2000 until September 2002, Vice
                                       President Business Development, Vastar Resources, Inc. from
                                       February 1996 to September 2000.

Richard L. Shaw                        Chairman of the Board of the Company since 1993. Formerly:
Age 77                                 Chief Executive Officer from September 1999 to April 2001;
Director since 1965                    President and Chief Executive Officer from September 1993
                                       through September 1994; President and Chief Executive
                                       Officer from April 1984 to May 1992.

DIRECTORS' COMPENSATION

     Compensation for non-employee directors is as follows:

     - Annual retainer -- $17,000;

     - Attendance at each regularly scheduled or special meeting of the Board of Directors -- $1,000 (Chairman -- $1,250);

     - Attendance at a Board of Directors committee meeting -- $750;

     - Telephonic attendance at a Board of Directors or committee meeting -- $100;

     - Additional annual retainer for Chairman of the Board of Directors -- $15,000; and

     - Additional annual retainer for committee chairmen -- $2,500 (Audit Committee Chairman -- $4,500).

     In addition, non-employee directors participate in the 1996 Nonemployee Directors Stock Incentive Plan, which provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who is not an employee of the Company or any of its subsidiaries is granted 1,000 restricted shares and an option to purchase 2,000 shares of the Company's common stock on the first business day following the annual meeting of shareholders each year. During 2004, the restricted share grant was increased to 1,500 shares effective following this annual meeting and going forward.

     See also "Related Party Transactions" on page 13.

THE BOARD AND COMMITTEES

     The Board has reviewed the independence of its members under the American Stock Exchange listing standards and has determined that each of Dr. Bontempo, Mr. Constantakis, Mr. Copeland, Mr. Gavert, Dr. Larson and Dr. Murray, and therefore a majority of the Board of Directors, is independent.

     It is the Company's policy that all directors attend the annual meeting of shareholders if reasonably possible. All directors attended the 2004 annual meeting of shareholders.

     The Board met five times during 2004. All directors participated in at least 75% of all meetings of the Board and the committees on which they served in 2004.

     The Board provides a process for shareholders to send communications to the Board or any of the directors of the Company. Shareholder communications to the Board or any director should be sent c/o the Secretary of Michael Baker Corporation, Airside Business Park, 100 Airside Drive, Moon Township, PA 15108. All such communications will be compiled by the Secretary of the Company and submitted to the Board or the individual director at the next regularly scheduled meeting of the Board.

     The Board committees that help the Board fulfill its responsibilities are discussed below.

THE EXECUTIVE COMMITTEE

     The Executive Committee of the Board of Directors, consisting of Mr. Shaw as Chairman, and Mr. Copeland, Mr. Fusilli and Dr. Murray, held four meetings in 2004. The Executive Committee has all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of Michael Baker Corporation.

THE AUDIT COMMITTEE

     The Audit Committee, consisting of Dr. Bontempo as Chairman, and Mr. Constantakis and Dr. Larson, held 23 meetings in 2004. The Board of Directors in its best business judgment has concluded that all Audit Committee members are independent as defined by the American Stock Exchange listing standards. In addition, the Board has determined that Mr. Constantakis qualifies as an "audit committee financial expert" as such is defined by the regulations of the Securities and Exchange Commission. The Audit Committee acts under a written charter which was amended by the Board of Directors on February 19, 2004. A current copy of the Audit Committee Charter is available on Michael Baker Corporation's website at www.mbakercorp.com. The Audit Committee assists the Board in overseeing the accounting and financial reporting process of the Company. It is directly responsible for appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm engaged by the Company. The functions performed by the Audit Committee include:

     - appointing the independent registered public accountants,

     - reviewing with the independent registered public accountants the plan for, and the results of, the auditing engagement,

     - approving professional services to be provided by the independent registered public accountants before the services are performed,

     - reviewing the independence of the independent registered public accountants,

     - overseeing the work of the independent registered public accountants,

     - discussing the Company's financial statements with the independent registered public accountants and management, and

     - reviewing the Company's system of internal accounting controls.

     The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Michael Baker Corporation regarding accounting, internal controls or auditing matters.

     The Audit Committee has considered whether the independent registered public accountant's provision of non-audit related services is compatible with maintaining the independence of the independent registered public accountants.

THE AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for reviewing the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of our oversight function, we meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We meet privately with the independent registered public accountants, who have unrestricted access to the Audit Committee. Specifically, we have reviewed and discussed the consolidated balance sheet of Michael Baker Corporation and subsidiaries as of December 31, 2004, and the related consolidated statements of income, shareholders investment and cash flows, for the year then ended, with management of the Company and the independent registered public accountants. These financial statements, which are the responsibility of the Company's management, are included in the Company's annual report to shareholders and in the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission. They have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and their report thereon, which accompanies the financial statements, is an important part of the Company's reporting responsibility to its shareholders. Based on our review of the financial statements and the discussions with Company management and the independent registered public accountants, we are responsible for making a recommendation to the Board of Directors of the Company regarding inclusion of the audited financial statements in the Company's annual report on Form 10-K.

     We have met with the independent registered public accountants and discussed the matters that they are required to communicate to us by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. These items include, but are not limited to, significant issues identified during the audit such as management judgments and accounting estimates, accounting policies, proposed audit adjustments, financial statement disclosure items and internal control issues, and if there were any disagreements with management or difficulties encountered in performing the audit.

     The Company's independent registered public accountants also provided us with the written disclosures and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). We have met with and discussed the independent registered public accountants' independence.

     Based on our review and discussions, we have recommended to the Company's Board of Directors that the aforementioned 2004 audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

     As part of the ongoing oversight process, the Audit Committee, with the advice of legal counsel, the Company's independent registered public accountants and other advisors, has adopted and implemented in a timely manner the new rules and regulations of the Securities and Exchange Commission and the American Stock Exchange.

     Respectfully submitted,

     Robert N. Bontempo      Nicholas P. Constantakis      Thomas D. Larson

THE COMPENSATION COMMITTEE

     The Compensation Committee, consisting of Mr. Gavert as Chairman, and Dr. Bontempo and Dr. Larson, held six meetings in 2004. The Compensation Committee reviews and recommends to the Board the compensation of senior executives and directors. A current copy of the Compensation Committee Charter is available on Michael Baker Corporation's website at www.mbakercorp.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The members of the Compensation Committee in 2004, Mr. Gavert as Chairman, Dr. Bontempo and Dr. Larson, are non-employee directors who are independent as defined by American Stock Exchange listing standards. During 2004, no executive officer of the Company served on a compensation committee (or other board committee performing equivalent functions) or on the board of directors of any entity (other than the Company's Board of Directors) related to any member of the Company's Board of Directors.

     EVEN IF MICHAEL BAKER CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES LAWS INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, THE FOLLOWING REPORT AND THE STOCK PERFORMANCE GRAPH ON PAGE 14 ARE NOT INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

THE COMPENSATION COMMITTEE REPORT

     Introduction. Decisions regarding compensation of the Company's executives generally are made by the Compensation Committee of the Board. In 2004, the Compensation Committee consisted of Mr. Gavert as the Chairman and Drs. Bontempo and Larson.

     All recommendations of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by

Mr. Gavert and Drs. Bontempo and Larson in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 2004 as they affected executive officers of the Company.

     Compensation Philosophy. The Company's philosophy on compensation places a share of employee compensation "at risk", thereby rewarding employees based on the overall performance of the Company. The Company's "Line-of-Sight" annual Incentive Compensation Plan adopted in 2001 utilizes this philosophy. The following are the Company compensation objectives:

     - to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities;

     - to ensure that pay is competitive with other leading companies in the Company's industries;

     - to reward executive officers and other key employees for corporate, group and individual performance; and

     - to ensure that total compensation to the executive officers as a group is not disproportionate when compared to the Company's total employee population.

     Compensation. The Compensation Committee reviews data from multiple sources (Hay Group Inc., Hewitt Associates LLC, Watson Wyatt Data Services and William M. Mercer Incorporated) in connection with performance of its duties. In addition, William M. Mercer Incorporated assists in the development of incentive compensation plans and policies.

     Effective April 25, 2001, when Mr. Fusilli succeeded Mr. Shaw as Chief Executive Officer, Mr. Shaw entered into a Consulting Agreement to provide for performance of consulting services to the Company until April 26, 2003 with annual compensation equal to 25% of his salary of $425,006 in effect on April 25, 2001. In addition, pursuant to the Consulting Agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The Agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the Agreement. During 2003, the Company agreed to extend the term of this Agreement for two years until April 26, 2005. During 2005, the Company intends to extend the term of this Agreement for an additional year. During 2005, the Company agreed to compensate Mr. Shaw at the rate of $35,000 per month in lieu of the monthly compensation under his consulting agreement for the 3-month period commencing on January 24, 2005 and ending on April 21, 2005 in return for his increased services provided to the Company during Mr. Fusilli's previously announced medical leave. This adjusted arrangement covers the period until Mr. Fusilli's anticipated full-time return in April. During 2004, life insurance premiums were paid on Mr. Shaw's behalf pursuant to the Agreement in the amount of $45,038.

     On April 25, 2001, Mr. Fusilli became the President and Chief Executive Officer of the Company at an annual base salary of $400,000. On February 18, 2003, Mr. Fusilli's salary was increased to $410,010, effective April 1, 2003. The Compensation Committee believes this salary is in line with the Company's philosophy for executive officers and is in accord with the responsibilities of Mr. Fusilli as Chief Executive Officer. In addition to his base salary, Mr. Fusilli may be awarded a bonus by the Compensation Committee based on the Committee's evaluation of Mr. Fusilli's performance. In assessing Mr. Fusilli's performance, the Compensation Committee reviews a variety of areas affecting the Company's performance for which Mr. Fusilli is held accountable such as leadership, strategic planning, financial results, succession planning, human resources, communications, and external and Board relations. The Committee awarded a bonus to Mr. Fusilli for fiscal year 2004 of $270,606. Mr. Fusilli also received an award under the 2003 Long-Term Incentive Compensation Plan as set forth in the table on page 12. No stock options were granted to Mr. Fusilli or any other executive officers in 2005 for fiscal year 2004 performance.

     The Company applies a compensation program consisting of base salary, annual incentive compensation and long-term incentive compensation. In determining base salaries for 2004, the Compensation Committee reviewed the relationship of an executive's compensation to that of other executive officers of the Company, similar executive officers in comparable companies, and the Company's current and projected growth and profitability performance. In determining annual and long-term incentive compensation, the Compensation Committee reviewed the Company's performance in 2004.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The Committee reviews these recommendations in light of the above referenced factors. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     2001 "Line of Sight" Incentive Compensation Plan. In keeping with its philosophy of placing a portion of employee compensation "at-risk", the Committee administers the Company's 2001 "Line-of-Sight" Incentive Compensation Plan, in which all employees have an opportunity to participate on an annual basis. Under the Plan, the Committee established a Company performance goal measured by earnings per share and revenue. Upon achievement of the Company earnings per share performance goal and other Company goals established based upon an employee's group within the Plan, the employee may receive payment of an incentive award up to the amount of a pre-established incentive target. The incentive targets are based upon market comparisons to ensure that incentive compensation opportunities are competitive with other leading companies in the Company's industries or lines of business. Providing an incentive compensation payment opportunity contingent upon the achievement of the Company's performance goals facilitates the objective of establishing a clear line-of-sight between the overall performance of the Company and the individual contribution of each employee.

     1995 Stock Incentive Plan. The 1995 Stock Incentive Plan provides long-term incentive compensation to eligible employees. Stock options awarded under the Plan are based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the long-term success of the Company, the employee's cash compensation, the expected rate of appreciation in the value of the stock option, and any other factors which the Compensation Committee may deem relevant. No stock options were granted by the Committee in 2004. This plan expired on December 14, 2004.

     2003 Long-Term Incentive Compensation Plan. In February 2003, the Board adopted the 2003 Long-Term Incentive Compensation Plan, subject to shareholder approval. The shareholders approved this Plan at the annual meeting on April 24, 2003. The new long-term incentive compensation plan is designed to award employees for specific performance factors, which are defined in the Plan, over a three (3) year time period. During the first three year time period, the awards are paid annually based on performance factors for a single year. The Compensation Committee and the Board believe that this plan design provides a commitment to long-term performance. The Plan provides for the payment of performance-based incentive awards to employees and includes provisions that protect the Company's ability to take a tax deduction for such awards. Payment of incentive awards will be, in part, in the form of restricted stock, which will assist in aligning the interests of employees and shareholders.

     Respectfully submitted,

     Roy V. Gavert, Jr.        Robert N. Bontempo        Thomas D. Larson

THE GOVERNANCE AND NOMINATING COMMITTEE

     The Governance and Nominating Committee, consisting of Dr. Murray as Chairman, Mr. Constantakis and Mr. Copeland, held one meeting during 2004. The Governance and Nominating Committee considers and recommends candidates to sit on the Board of Directors and addresses issues related to governance relative to the Company. In order to comply with the new listing standards of the American Stock Exchange requiring that all members of the Governance and Nominating Committee be independent directors as defined by the listing standards, effective February 19, 2004, Mr. Shaw resigned as a member of the Committee.

     The Board has determined in its best business judgment that, following the resignation of Mr. Shaw, the members of the Governance and Nominating Committee are independent as defined by the American Stock Exchange listing standards. The Governance and Nominating Committee acts under a written charter which was adopted by the Board of Directors on February 20, 2003. A current copy of the Governance and Nominating Committee Charter is available on Michael Baker Corporation's website at www.mbakercorp.com.

     The Governance and Nominating Committee will consider nominees for Director recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Committee can do so by writing to the Secretary of Michael Baker Corporation, Airside Business Park, 100 Airside Drive, Moon Township, PA 15108; giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a current resume of the individual and a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Such nominations must be received at least 60 days prior to the annual meeting of shareholders. No candidates for Board membership have been put forward by shareholders for election at the 2005 annual meeting.

     In considering candidates for the Board, the Governance and Nominating Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a Board nominee. The Governance and Nominating Committee is guided by the objectives set forth in its charter that the Board of Directors consists of individuals of the highest integrity, able to provide insightful, intelligent and effective guidance to management, coming from diverse educational and professional experiences and backgrounds who, collectively, provide meaningful counsel to management. If candidates are recommended by the Company's shareholders, such candidates will be evaluated using the same criteria. With respect to nominations of continuing directors for re-election, the individual's previous contributions to the Board are also considered.

     The Committee has the authority under its charter to hire and pay a fee to a consultant or search firm to assist in the process of identifying and evaluating director candidates. The Committee did not use a consultant or search firm in the last fiscal year.

THE HEALTH, SAFETY, ENVIRONMENTAL AND COMPLIANCE COMMITTEE

     The Health, Safety, Environmental and Compliance Committee, consisting of Dr. Larson as Chairman, and Mr. Fusilli and Mr. Gavert, held three meetings in 2004. The Committee reviews and considers health, safety, environmental and related compliance issues relative to the Company.

                           SUMMARY COMPENSATION TABLE

     This table shows the compensation for Michael Baker Corporation's Chief Executive Officer and the four remaining most highly paid executive officers in 2004.

                                                                            LONG TERM
                                                          ANNUAL           COMPENSATION
                                                     COMPENSATION(3)          AWARDS
                                                   --------------------    ------------
                                                                            SECURITIES
                                                                            UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY      BONUS       OPTIONS(1)     COMPENSATION(2)
---------------------------                ----    --------    --------    ------------    ---------------
Donald P. Fusilli                          2004    $410,010    $270,606           --          $154,005
  President and Chief                      2003    $407,278    $     --           --          $ 13,622
  Executive Officer                        2002    $400,005    $     --       41,056          $ 11,972
William P. Mooney                          2004    $246,002    $103,321           --          $102,133
  Executive Vice President and             2003    $244,158    $     --           --          $    858
  Chief Financial Officer                  2002    $240,011    $     --       19,708          $    858
H. James McKnight                          2004    $244,019    $103,190           --          $ 82,871
  Executive Vice President,                2003    $239,059    $     --           --          $ 13,322
  General Counsel and                      2002    $234,998    $ 25,000       19,296          $151,549
  Secretary
Richard W. Giffhorn(4)                     2004    $212,890    $ 86,102           --          $  6,034
  President - Baker Energy                 2003    $192,793    $     --           --          $  9,688
                                           2002    $ 47,309    $     --           --          $  2,529
Bradley L. Mallory(4)                      2004    $205,005    $ 86,102           --          $  9,247
  President - Baker Engineering            2003    $141,008    $     --           --          $  8,215
                                           2002    $     --    $     --           --          $     --

---------------

(1) The Company granted stock options to executive officers in 2002 for 2001 performance. No stock options were granted to the executive officers in 2004 for 2003 performance or in 2003 for 2002 performance.

(2) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 2004, 2003 and 2002 respectively: Mr. Fusilli, $9,225, $11,000 and $9,350; Mr. McKnight $8,479, $11,000 and $9,350; Mr. Giffhorn, $5,322, $9,058 and $2,365; Mr. Mallory
    $8,535, $7,755 and $-0-. Also includes group life insurance premiums paid by the Company on behalf of the following individuals as employees in 2004, 2003 and 2002 respectively: Mr. Fusilli $2,622, $2,622 and $2,622; Mr.
    Mooney $883, $858 and $858; Mr. McKnight $2,322, $2,322 and $2,322; Mr.
    Giffhorn $712, $636 and $164; Mr. Mallory $712, $460 and $-0-. Includes $142,158 for Mr. Fusilli, $101,250 for Mr. Mooney and $72,070 for Mr. McKnight with respect to stock option exercises in 2004.

(3) During 2004 the Company established targets for the January 1, 2004 through December 31, 2006 performance period under the 2003 Long-Term Incentive Compensation Plan as set forth in the table on page 12.

(4) Mr. Giffhorn joined the Company in September 2002, and Mr. Mallory joined the Company in March 2003.

2004 AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES

     This table shows the number and value of stock options exercised and unexercised for the named executive officers.

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING                 VALUE OF UNEXERCISED
                                SHARES                    UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON    VALUE          DECEMBER 31, 2004                DECEMBER 31, 2004
NAME                           EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(1)(2)
----                          -----------   --------   ----------------------------   -------------------------------
Donald P. Fusilli, Jr.......    12,600      $142,158         122,655/30,767                 $1,299,464/$235,065
William P. Mooney...........     9,854      $101,250           14,781/4,927                  $58,754/$19,585
H. James McKnight...........    19,296      $ 72,070               0/21,834                        $0/$180,345
Richard W. Giffhorn.........         0      $      0                    0/0                            $0/$0
Bradley L. Mallory..........         0      $      0                    0/0                            $0/$0

---------------

(1) Includes 50,000 options granted to Mr. Fusilli in 2000 in connection with his appointment as President and Chief Operating Officer of the Company.

(2) The value of unexercised options is based on the differences between the exercise prices of the various option grants and the closing price of Michael Baker Corporation's common stock on the American Stock Exchange on December 31, 2004 of $ 19.60.

2004 LONG-TERM INCENTIVE PLAN AWARDS

     The following table provides information regarding the potential payouts under the 2003 Long-Term Incentive Compensation Plan for the targets established during 2004 for the January 1, 2004 through December 31, 2006 performance period.

                                                     PERFORMANCE OR      ESTIMATED FUTURE PAYOUTS UNDER NON-
                               NUMBER OF SHARES,   OTHER PERIOD UNTIL          STOCK PRICE BASED PLANS
                                UNITS OR OTHER       MATURATION OR      -------------------------------------
NAME                                RIGHTS             PAYOUT (2)        THRESHOLD      TARGET      MAXIMUM
----                           -----------------   ------------------   -----------   ----------   ----------
Donald P. Fusilli, Jr........         (1)             1/04 - 12/06          --         $410,010     $615,015
William P. Mooney............         (1)             1/04 - 12/06          --         $123,001     $184,502
H. James McKnight............         (1)             1/04 - 12/06          --         $122,010     $183,015
Richard W. Giffhorn..........         (1)             1/04 - 12/06          --         $106,445     $159,668
Bradley L. Mallory...........         (1)             1/04 - 12/06          --         $102,503     $153,754

---------------

(1) Value of award is denominated in dollars. Payout will consist of 50% cash and 50% common stock of the Company, one half of which is restricted for one year.

(2) During the first three year period of the plan, January 2003 through December 2005, the performance targets are based on annual performance within such three year period.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2004 about equity awards under our equity compensation plans and arrangements in the aggregate.

                                            (A)                     (B)                          (C)
                                                                                        NUMBER OF SECURITIES
                                                                                   REMAINING AVAILABLE FOR FUTURE
                                  NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE          ISSUANCE UNDER EQUITY
                                  BE ISSUED UPON EXERCISE    EXERCISE PRICE OF           COMPENSATION PLANS
                                  OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                       WARRANTS AND RIGHTS     WARRANTS AND RIGHTS            IN COLUMN (A))
-------------                     -----------------------   --------------------   -------------------------------
Equity compensation plans
  approved by shareholders......          707,010                 10.0974                     1,066,000
Equity compensation plans not
  approved by shareholders......               --                      --                            --
                                          -------                 -------                     ---------
          Total.................          707,010                 10.0974                    1,066,000_
                                          =======                 =======                     =========

EMPLOYMENT CONTINUATION AGREEMENTS

     The Company entered into Employment Continuation Agreements in October 2000 with Messrs. Fusilli, Mooney and McKnight; in September 2002 with Mr. Giffhorn; and in February 2004 with Mr. Mallory. Under the Agreements with Messrs. Fusilli, Mooney and McKnight, the executives agree to remain in the employ of the Company for thirty-six months following the date of a change of control (as defined in the Agreements), and the Company agrees to provide salary and benefits at levels commensurate with those prior to the change of control for that period. The Agreements further provide that if the executive's employment is terminated by reasons other than death, disability, voluntary termination (except a voluntary termination for good reason as defined in the Agreements), or is terminated by the Company other than for cause (as defined in the Agreements), during that period, the Company will pay the executives their (i) earned salary, (ii) a severance amount equal to three times the sum of the executives' annual base salary and the executive's average bonus for the five fiscal years preceding the change of control, and (iii) obligations accrued under applicable benefit plans and programs, and continue their benefits for three years. The payments under the Agreements may be subject to reduction to the extent that they are considered excess parachute payments under the Internal Revenue Code. Furthermore, the executives will under certain circumstances receive similar benefits if their employment is terminated in contemplation of a change of control and a change of control occurs within one year following such termination.

     The Agreements with Mr. Giffhorn and Mr. Mallory are the same except that the executive agrees to remain in the employ of the Company for twenty-four months following a change of control and the severance amount is an amount equal to two times the sum of the executive's annual base salary and the executive's average bonus for the five fiscal years preceding the change of control with continued benefits for two years.

RELATED PARTY TRANSACTIONS

     The Company entered into an Employment Agreement with Richard L. Shaw in April 1988, which was supplemented in March 1992, October 1994, June 1995, March 1998 and September 1999. During 2001, Mr. Shaw, as Chief Executive Officer of the Company until April 25, 2001, was compensated under the terms of his Employment Agreement at an annual salary of $425,006. In addition, the Company covered the costs of health insurance and maintained a life insurance policy for Mr. Shaw as provided for in the Agreement. This Agreement also provided for a supplemental retirement benefit of $5,000 per month commencing on expiration of the Agreement. Effective April 25, 2001, Mr. Shaw retired from the position of Chief Executive Officer of the Company, and the Company and Mr. Shaw entered into a Consulting Agreement for Mr. Shaw's consulting services for the period April 26, 2001 through April 26, 2003. The Consulting Agreement provides an annual compensation equal to 25% of Mr. Shaw's previous salary of $425,006. In addition, under the Consulting Agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The Consulting Agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the consulting term. During 2003, the Company agreed to extend the term of this Agreement for two years until April 26, 2005. During 2005, the Company intends to extend the term of this Agreement for an additional year. During 2005, the Company agreed to compensate Mr. Shaw at the rate of $35,000 per month in lieu of the monthly compensation under his consulting agreement for the 3-month period commencing on January 24, 2005 and ending on April 21, 2005 in return for his increased services provided to the Company during Mr. Fusilli's previously announced medical leave. This adjusted arrangement covers the period until Mr. Fusilli's anticipated full-time return in April.

     For a portion of 2004, Ms. Pierce was President of Huber Energy, an operating company of J.M. Huber Corporation, from whom Baker Energy, a unit of Michael Baker Corporation, received revenues of $44,550,107 during the year ended December 31, 2004.

STOCK PERFORMANCE GRAPH

     The line graph compares, for the five year period commencing December 31, 1999, the yearly percentage change in the cumulative total shareholder return on the Company's common stock with the cumulative total return of the Russell 2000 Index, the Philadelphia Oil Service Index, and a peer group identified by the Company to best approximate the Company's lines of business.

     The peer group was selected to include publicly-traded companies engaging in one or more of the Company's lines of business: civil infrastructure engineering, construction management, and operations and maintenance. The peer group consists of Tetra Tech, Inc., and URS Corporation.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG MICHAEL BAKER CORPORATION, THE RUSSELL 2000 INDEX,
              THE PHILADELPHIA OIL SERVICE INDEX, AND A PEER GROUP
GRAPHIC

                                           MICHAEL BAKER                                PHILADELPHIA OIL
                                            CORPORATION            RUSSELL 2000             SERVICE               PEER GROUP
                                           -------------           ------------         ----------------          ----------
12/99                                          100.00                 100.00                 100.00                 100.00
12/00                                          116.98                  96.98                 139.97                 156.13
12/01                                          229.43                  99.39                  97.28                 148.88
12/02                                          165.28                  79.03                  88.90                  86.75
12/03                                          156.23                 116.38                 103.12                 169.62
12/04                                          295.85                 137.71                 139.22                 153.51

* $100 invested on 12/31/99 in stock or index and assumes reinvestment of dividends. Fiscal year ending December 31.

                               OTHER INFORMATION

OTHER BUSINESS

     We do not expect any business to come before the meeting other than the election of directors. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors of the Company has selected the independent registered public accounting firm of PricewaterhouseCoopers LLP ("PwC"), to examine the financial statements of the Company for 2005.

     PwC audited the financial statements of the Company for 2004. The Board of Directors expects that representatives of PwC will be present at the annual meeting and, while the representatives do not currently plan to make a statement at the meeting, they will have the opportunity if they so desire. They will also be available to respond to appropriate questions.

AUDIT FEES

     The following table sets forth the aggregate fees for services provided by PwC for the fiscal years ended December 31, 2004 and 2003:

                                               2004             2003
                                             --------         --------
Audit Fees.................................  $434,699         $406,400
Audit Related Fees.........................  $366,583(2)      $ 70,000(1)
Tax Fees...................................  $ 16,470(3)            --
All Other Fees.............................        --               --
                                             --------         --------
Total Fees.................................  $817,752         $476,400
                                             ========         ========

---------------

(1) Services related to review of implementation of financial accounting system in 2003.

(2) Services related to Sarbanes Oxley testing for the US, statutory audits for Thailand and the UK, and ESOP audit assistance in 2004.

(3) UK tax services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence.

     The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. With respect to other permitted services, the Committee pre-approves certain services and categories of services on a fiscal year basis subject to thresholds. All other permitted services must be pre-approved by the Audit Committee.

     The Chief Financial Officer determines whether services to be provided require pre-approval or are included within the list of pre-approved services.

     All services provided by PwC in fiscal year 2004 were pre-approved by the Audit Committee.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Company has adopted a Code of Ethics for Senior Officers incorporating the provisions required by the SEC for senior financial officers of the Company. A copy of the Code is posted on the Company's website at www.mbakercorp.com. In the event that the Company makes any amendment to, or grants any waiver from a provision of the Code of Ethics for Senior Officers that requires discussion under SEC rules, the Company will disclose the amendment or waiver and the reasons for such on our website.

     The obligations of the Code of Ethics for Senior Officers supplement, but do not replace, the Code of Business Conduct applicable to directors, officers and employees of the Company and its subsidiaries. A copy of the Code of Business Conduct is posted on the Company's website.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and other employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     To be eligible for inclusion in next year's proxy for the 2006 annual meeting of shareholders, the deadline for shareholder proposals to be received by our Secretary is November 24, 2005. In connection with the 2006 annual meeting of shareholders, if we do not receive notice of a matter or proposal to be considered, on or before February 7, 2006, or in accordance with Section
2.01.1 of our By-Laws with respect to nominations of candidates for election as directors, then the persons appointed by the Board of Directors to act as proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at the 2006 annual meeting.

                                                   By order of the Board of
                                                   Directors,

                                                   H. JAMES MCKNIGHT
                                                   Secretary

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            MICHAEL BAKER CORPORATION
                                 April 21, 2005

                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.




     Please detach along perforated line and mail in the envelope provided.



-------------------------------------------------------------------------------
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
-------------------------------------------------------------------------------

1. Elect Directors
                                        NOMINEES:
   [ ] FOR ALL NOMINEES                 O Robert N. Bontempo
                                        O Nicholas P. Constantakis
   [ ] WITHHOLD AUTHORITY               O William J. Copeland
       FOR ALL NOMINEES                 O Donald P. Fusilli, Jr.
                                        O Roy V. Gavert, Jr.
   [ ] FOR ALL EXCEPT                   O Thomas D. Larson
       (See instructions below)         O John E. Murray, Jr.
                                        O Pamela S. Pierce
                                        O Richard L. Shaw




INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you
              wish to withhold, as shown here:                         O
-------------------------------------------------------------------------------








-------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please          [   ]
note that changes to the registered name(s) on the account may not be submitted via this method.
-------------------------------------------------------------------------------

Signature of Stockholder [                                    ] Date: [       ]

Signature of Stockholder [                                    ] Date: [       ]


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

       YOU MAY RECEIVE BETWEEN ONE AND THREE PROXY CARDS FOR COMMON STOCK. PLEASE VOTE EACH PROXY CARD THAT YOU RECEIVE AS EACH CARD REPRESENTS SEPARATE SHARES OF COMMON STOCK HELD BY YOU.


                                                                             0

                                      PROXY
                            MICHAEL BAKER CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints Richard L. Shaw and Donald P. Fusilli, Jr. and each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, and in their discretion on any other business which may properly come before the Annual Meeting, all the shares of stock of Michael Baker Corporation (the "Company"), held of record by the undersigned on March 17, 2005, at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held on April 21, 2005, or any adjournments thereof. If this proxy card is executed and no direction is given, such shares will be voted "FOR" Proposals 1 and 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            MICHAEL BAKER CORPORATION
                                 April 21, 2005

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

MAIL - Sign, date and mail your proxy card in the
envelope provided as soon as possible.
                     - OR -                              ----------------------
TELEPHONE - Call toll-free 1-800-PROXIES from            COMPANY NUMBER
any touch-tone telephone and follow the instructions.    ----------------------
Have your proxy card available when you call.            ACCOUNT NUMBER
                     - OR -                              ----------------------
INTERNET - Access "www.voteproxy.com" and
follow the on-screen instructions. Have your proxy       ----------------------
card available when you access the web page.

          Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.


-------------------------------------------------------------------------------
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
-------------------------------------------------------------------------------


1. Elect Directors
                                        NOMINEES:
   [ ] FOR ALL NOMINEES                 O Robert N. Bontempo
                                        O Nicholas P. Constantakis
   [ ] WITHHOLD AUTHORITY               O William J. Copeland
       FOR ALL NOMINEES                 O Donald P. Fusilli, Jr.
                                        O Roy V. Gavert, Jr.
   [ ] FOR ALL EXCEPT                   O Thomas D. Larson
       (See instructions below)         O John E. Murray, Jr.
                                        O Pamela S. Pierce
                                        O Richard L. Shaw



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you
              wish to withhold, as shown here:                          o
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please           [  ]
note that changes to the registered name(s) on the account may not be submitted via this method.
-------------------------------------------------------------------------------
Signature of Stockholder [                                    ] Date: [       ]

Signature of Stockholder [                                    ] Date: [       ]


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.